UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 5, 2005

                                Unit Corporation

             (Exact name of registrant as specified in its charter)



          Oklahoma                      1-9260                  73-1283193
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)



       7130 South Lewis, Suite 1000, Tulsa, Oklahoma           74136
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (918) 493-7700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
           -------------

     Unit Corporation announced on January 5, 2005 that its wholly owned subsidiary, Unit Drilling Company, has closed an acquisition to purchase a subsidiary of Strata Drilling LLC for $10.5 million in cash. Through this acquisition, Unit Drilling Company will acquire two drilling rigs, its 102nd and 103rd rigs, as well as spare parts, inventory, drill pipe, and other major rig components.


Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

Not Applicable.


(b)  Pro Forma Financial Information.
     --------------------------------

Not Applicable.


(c)  Exhibits.
     ---------


     99.1 January 5, 2005 press release from Unit Corporation announcing that its wholly owned subsidiary, Unit Drilling Company, has closed an acquisition to purchase a subsidiary of Strata Drilling LLC for $10.5 million in cash.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Unit Corporation


Date: January 5, 2005           By:  /s/ Mark E. Schell
                                     --------------------
                                  Name:  Mark E. Schell
                                  Title:  Senior Vice President



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

                                 EXHIBIT INDEX
                                 -------------

     99.1 January 5, 2005 press release from Unit Corporation announcing that its wholly owned subsidiary, Unit Drilling Company, has closed an acquisition to purchase a subsidiary of Strata Drilling LLC for $10.5 million in cash.








































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